UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2021

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06 Material Impairments.

The information contained in Item 4.02(a) of this Current Report on Form 8-K regarding the expected impairment relating to certain long-lived assets is incorporated herein by reference. Plug Power Inc. (the “Company”) is not able to estimate the impairment charges at this time, but the charges are not expected to result in any future cash expenditures.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On March 12, 2021, management and the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, in consultation with KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, determined that the Company’s previously issued financial statements as of and for the years ended December 31, 2019 and 2018, and as of and for each of the quarterly periods ended March 31, 2020 and 2019, June 30, 2020 and 2019, and September 30, 2020 and 2019 (collectively, the “Prior Period Financial Statements”), should no longer be relied upon due to errors in accounting primarily relating to (i) the reported book value of right of use assets and related finance obligations (“ROU Accounting”), (ii) loss accruals for certain service contracts, (iii) the impairment of certain long-lived assets, and (iv) the classification of certain expenses previously included in research and development costs ((i) through (iv) collectively, the “Restatement Items”). In addition, the fourth quarter and full year 2020 financial results and related discussion included in the Company’s shareholder letter furnished on the Form 8-K filed by the Company on February 25, 2021 should no longer be relied upon.

The Company and the Audit Committee have determined that these accounting changes will require a restatement of the Prior Period Financial Statements.

The revised accounting for the Restatement Items will change how the Company accounts for certain transactions and items, but the revised accounting is not expected to impact cash and cash equivalents or the economics of the Company’s existing or future commercial arrangements. The Company currently anticipates that the primary impact of the revised accounting on the Prior Period Financial Statements will include:

•	Adjustments on the balance sheets to reduce the carrying amount of certain right of use assets and finance obligations associated with leases;

•	An increase in the loss accrual relating to certain service contracts;

•	Recognition of non-cash impairment charges relating to certain long-lived assets, including certain right of use assets and certain fixed assets; and

•	A reclassification of certain costs resulting in a decrease in Operating expenses - Research and development expense and a corresponding increase in Cost of revenue.

In addition to the above, the Company expects to correct certain less significant items in its previously issued financial statements and other financial data. The Company also expects that its Form 10-K for the year ended December 31, 2020 will disclose a material weakness in its internal controls over financial reporting arising from the Restatement Items. As such, KPMG’s report on the Company’s internal control over financial reporting as of December 31, 2019 should no longer be relied upon. The changes that will be recorded did not result from a change in published accounting guidance during the relevant time period or any override of controls or misconduct, and KPMG has not informed the Audit Committee of any issues related to an override of controls or misconduct.

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The accounting related to the Restatement Items is complex and technical and involves significant judgments in applying U.S. GAAP, which is compounded by the unprecedented, dynamic, and innovative nature of the Company’s business and its position in a nascent and rapidly developing industry.

In September 2018, the Company adopted ASC Topic 842, effective January 1, 2018, relating to the accounting treatment of leases, including the ROU Accounting. The Company determined its ROU Accounting after significant input from external accounting advisors as well as discussions with KPMG in the audit process. Subsequently, KPMG issued unqualified audit opinions on the Company’s financial statements as of and for the years ended December 31, 2018 and December 31, 2019.

As part of the Company’s normal process, prior to releasing the Company’s preliminary results for the quarter and year ended December 31, 2020, and prior to completion of the audit, on February 24, 2021 the Company and the Audit Committee discussed such results with KPMG, and, at that time, no material issues were raised. After the Company reported its 2020 fourth quarter and year end results, in the course of finalizing the audit with respect to the Company’s financial statements for the year ended December 31, 2020, the Company and KPMG identified the Restatement Items. The Company has since reevaluated such accounting and determined that it must correct the previous accounting for the Restatement Items.

The Company expects to restate its financial statements as of and for the years ended December 31, 2019 and 2018 and for each of the quarterly periods ended March 31, 2020 and 2019, June 30, 2020 and 2019, September 30, 2020 and 2019, and December 31, 2019, in its Form 10-K for the year ended December 31, 2020. The Company will not be able to file its Form 10-K for the year ended December 31, 2020 by the March 16, 2021 deadline, but it is working diligently to finalize the restated financial statements and to file its Form 10-K as soon as practicable.

The Company’s internal review is ongoing and the Company may identify further errors. There can be no assurance that the actual effects of the error corrections will be only as described above.

The Audit Committee and Company management have discussed with KPMG the matters disclosed in this Item 4.02(a).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements regarding the nature and extent of the accounting changes and errors and the expected impact of the accounting changes and the restatement on the Company’s prior and future financial statements, financial position and results of operation. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the risk that additional information may arise prior to the filing of the restated financial statements; the final determination of the Audit Committee regarding matters relating to its internal review; the timing and ultimate conclusions of KPMG regarding the audit of the Company’s financial statements, and the risk that the completion and filing of the Company’s annual report on Form 10-K will take longer than expected. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in the Company’s filings and reports with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2019, as amended and supplemented by the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, as well as other filings and reports that are filed by the Company from time to time with the SEC. The Company disclaims any obligation to update forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: March 16, 2021	By:	/s/ Paul Middleton
Name: Paul Middleton
Title: Chief Financial Officer

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